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                                                                  EXHIBIT 10.18

                                                            Agreement No. 38137


                                SUPPLEMENT No. 1
                                       TO
                        TRANSPORTATION SERVICE AGREEMENT


         WHEREAS, on November 1, 1993, Columbia Gas Transmission Corporation (Seller), and Mountaineer Gas Company (Buyer) entered into an agreement, designated Agreement No. 38137 (Service Agreement), by which Seller agreed to transport natural gas for Buyer under the terms of Seller's FTS Rate Schedule; and

         WHEREAS, Section 1 of the Service Agreement states that such service is to be provided subject to the provisions of Part 284.102 of Subpart (B) of the Regulations of the Federal Energy Regulatory Commission (Commission); and

         WHEREAS, it is the intent of the parties to amend this transportation service under the provisions of Part 284.102 of Subpart (B) of the Commission's Regulations.

         NOW, THEREFORE, in consideration of the mutual covenants contained in the Service Agreement, the parties hereby agree to amend the last two sentences of Section 1. of the Service Agreement to read:

         Service hereunder shall be provided subject to the provisions of Part
         284.223 of Subpart G of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of Buyer.

The Service Agreement remains unchanged in all other aspects.

The parties hereto have accordingly and duly executed this Amendment this 6th day of May, 1994.

                                         COLUMBIA GAS TRANSMISSION
                                         CORPORATION


                                         By:/s/ S.M. Warnick
                                            ------------------------------
                                         Its: Vice President
                                             -----------------------------

                                         MOUNTAINEER GAS COMPANY


                                         By:/s/ Richard Grant
                                            ------------------------------
                                         Its:President
                                             -----------------------------